--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                               November 30, 2001



Dear Shareholder:

     Economic  activity  slowed  significantly  during the annual  period  ended
October 31, 2001, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline. Inflation adjusted Gross Domestic Product (GDP) fell at a 0.4% annual rate during the third quarter, reaffirming that the economy is officially headed towards recession, which is defined as two consecutive quarters of negative growth as measured by GDP. In response to the dramatic slowdown in the U.S. economy, The Federal Reserve Board aggressively lowered interest rates over the period. In stark contrast to its three interest rate increases in February, March, and May of 2000, the Federal Open Market Committee (FOMC) has cut interest rates ten times in 2001. Year-to-date, the FOMC has reduced interest rates by 4.50%, bringing the current Federal Funds rate to 2.00%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the fixed income market, with the exception of high yield, posted double-digit returns over the annual period ended October 31, 2001. As short-term interest rates declined faster than long-term interest rates over the period, the yield curve reached historically steep levels, making it a very attractive time for leveraged bond funds. Because these funds borrow at short-term rates and invest in long-term securities, the amount they earn grows as the difference between short-term and long-term rates increases. Furthermore, inflation is anticipated to decline to multi-decade lows, which should support high-quality fixed income securities, especially those with longer maturities.

     The rallies in the fixed income markets have barely offset the adverse impact of the deteriorating equity market. For the year ending October 31, 2001, the S&P 500 and Nasdaq fell 25.49% and 49.39%, respectively, and, while we believe that aggressive monetary and fiscal stimulus will help stabilize the economy, we expect growth to remain below potential for a more prolonged period. Consumption is unlikely to pick up significantly in the face of sizable job cuts, the likelihood that flexible compensation (bonus, profit sharing, options) will be sharply lower, and that state and local government spending may be significantly curtailed next year. In this environment, we expect a period of prolonged lower interest rates. Although somewhat discouraging for the American consumer, this low inflation/low interest rate environment should continue to benefit fixed income securities. We expect spread products like high quality corporates and mortgages to perform well relative to U.S. Treasuries.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a listing of the portfolio's holdings at October 31, 2001. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ LAURENCE D. FINK             /s/ RALPH L. SCHLOSSTEIN
--------------------             ------------------------
Laurence D. Fink                 Ralph L. Schlosstein
Chairman                         President

                                                               November 30, 2001

Dear Shareholder:

     We are pleased to present the audited annual report for The BlackRock North American Government Income Trust Inc. ("the Trust") for the year ended October 31, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments in the United States and Canada and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BNA". The Trust's investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks this objective by investing in Canadian and U.S. dollar-denominated investment grade fixed income securities. The Canadian dollar-denominated securities consist primarily of Canadian provincial debt, Canadian Treasury, Canadian corporate and Canadian mortgage-backed securities. The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's, "Baa" by Moody's, or determined by the advisors to be of similar quality at time of purchase or be issued or guaranteed by the Canadian or U.S. Governments or their agencies.

     The table below  summarizes the  performance of the Trust's stock price and
NAV:

--------------------------------------------------------------------------------------------------------
                                  10/31/01       10/31/00         CHANGE        HIGH            LOW
--------------------------------------------------------------------------------------------------------
  STOCK PRICE                      $10.41         $ 9.75            6.77%      $10.45        $ 9.625
--------------------------------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)            $11.47         $11.03            3.99%      $11.50        $10.85
--------------------------------------------------------------------------------------------------------
  CURRENCY EXCHANGE RATE           $ 0.6296       $ 0.6563         (4.07)%     $ 0.6697      $ 0.6296
--------------------------------------------------------------------------------------------------------
  10-YEAR U.S. TREASURY NOTE          4.23%          5.75%        (26.43)%        5.86%         4.23%
--------------------------------------------------------------------------------------------------------

THE U.S. AND CANADIAN FIXED INCOME MARKETS

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11, our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down, 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board's consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001 Federal Open Market Committee meeting, "The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further damped. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate." During the fiscal year ended October 31, 2001, the Federal Reserve aggressively lowered the Federal Funds rate by a total of 4.00% to bring it to 2.50%. On November 6, 2001 the Federal Reserve announced another interest rate cut, bringing the current Fed Funds rate to 2.00%.

     Over the course of the year, the U.S. Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. U.S. Treasury yields on the short-end of the yield curve fell sharply from a 5.91% yield on 2-year U.S. Treasuries as of October 31, 2000 to a 2.42% yield on October 31, 2001 in reaction to the Federal Reserve cutting short-term rates by 4%. During the period, the yield on the 10-year U.S. Treasury fell from 5.75% on October 31, 2000 to 4.23% on October 31, 2001. U.S. Treasury yields continue to fall due to further Federal Reserve easing and an anticipation of increased supply in order to raise capital to support programs implemented as a result of the tragic events that occurred on September 11, 2001. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries maintaining that the government does "not need the 30-year bond to meet [its] current financing needs." On the news that the U.S. Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points. As a result, the on-the-run curve, which measures yields on newly issued U.S. Treasuries, flattened 32 basis points.

     For the annual period the LEHMAN MORTGAGE INDEX returned 13.08% versus 14.56% for the LEHMAN AGGREGATE INDEX. The annual period began with an increase in prepayments and a shift in monetary policy, which contributed to increasing levels of volatility in the market. The beginning of 2001 saw the steepest yield curve since 1996, and, as the Federal Reserve continued to lower short-term rates throughout the annual period, refinancing activity surged toward historical highs and pass-through issuance continued to be very strong. Going forward, with mortgage rates at multi-year lows, the supply of new mortgages should continue to be at historically high levels. However, as the vast majority of these mortgages will have been the result of refinancing transactions, the demand from mortgage investors reinvesting prepayments should also be very large. Given current market conditions, the mortgage-backed securities sector is benefiting from its combination of liquidity, credit quality, and yield pickup versus Treasuries.

     Canadian bonds underperformed versus intermediate Treasuries during the period as the yield on the 10-year Canadian fell 0.94% versus a decrease of 1.51% for the 10-year Treasury. Canadian economic growth remained resilient during the first half of 2001. The Canadian dollar weakened to 30 month lows during the first quarter of 2001, predominantly reflecting portfolio outflows from Canadian equities and an international appetite for a strong U.S. dollar as equity markets deteriorated globally. However, the Canadian dollar rebounded sharply during the second quarter due to favorable interest rate spreads versus the U.S. and a considerable increase in Canada's current account surplus. Furthermore, Canadian consumers accelerated their spending, new home sales were strong, and Canadian bonds modestly outperformed U.S. bonds during the second quarter. Alternatively, Canada's export and manufacturing sectors were beginning to suffer during the second quarter as the U.S. economy continued to slow. Then, spurred by a series of weak economic reports, Canadian growth expectations were downgraded sharply during the third quarter. Employment dropped by 8,000 in August following a 14,000 decline in July, while retail sales fell 0.5% in July after a 0.1% drop in June. In addition, Canadian exports fell 0.4% in July relative to June as U.S. growth remained sluggish. The Canadian yield curve steepened in the wake of September 11 following a similar trend in U.S. markets. As a result of the September 11 attacks, Canada is also expected to see weakened export growth and a slowdown in industries such as motor vehicles, which depend on flows from all of North America. As of October 31, 2001, the currency exchange rate between the Canadian and U.S. dollar was $0.6296 versus $0.6563 as of October 31, 2000.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The total portfolio's duration (or interest rate sensitivity) is managed to approximate the duration of the U.S. 10-year Treasury note. The Trust's Canadian and U.S. holdings are managed as two separate portfolios. The Trust's Canadian dollar and asset exposure may be adjusted in relation to BlackRock's views and expectations regarding interest rates and changes in the currency exchange rates between the U.S. and Canadian dollar.

     The following chart compares the Trust's asset composition:

          --------------------------------------------------------------------
                                SECTOR BREAKDOWN
          --------------------------------------------------------------------
          COMPOSITION                      OCTOBER 31, 2001   OCTOBER 31, 2000
          --------------------------------------------------------------------
          CANADIAN PORTFOLIO ALLOCATION            57%               54%
          --------------------------------------------------------------------
          Canadian Government Securities           25%               24%
          --------------------------------------------------------------------
          Canadian Corporate Bonds                 14%               14%
          --------------------------------------------------------------------
          Nova Scotia                               6%                5%
          --------------------------------------------------------------------
          New Brunswick                             3%                4%
          --------------------------------------------------------------------
          Saskatchewan                              2%                2%
          --------------------------------------------------------------------
          Prince Edward Island                      2%                2%
          --------------------------------------------------------------------
          Newfoundland                              2%                2%
          --------------------------------------------------------------------
          Ontario                                   2%                1%
          --------------------------------------------------------------------
          Quebec                                    1%                --
          --------------------------------------------------------------------

              ---------------------------------------------------------------
                U.S. PORTFOLIO ALLOCATION                      43%     46%
              ---------------------------------------------------------------
                Interest Only Mortgage-Backed Securities       11%     13%
              ---------------------------------------------------------------
                Inverse Floating Rate Mortgages                11%      9%
              ---------------------------------------------------------------
                Principal Only Mortgage Backed Securities       6%      5%
              ---------------------------------------------------------------
                FHA Project Loans                               6%      6%
              ---------------------------------------------------------------
                U.S. Government Securities                      3%      6%
              ---------------------------------------------------------------
                Agency Multiple Class Mortgage Pass-Throughs    3%      4%
              ---------------------------------------------------------------
                Agency Mortgage Pass-Throughs                   3%      3%
              ---------------------------------------------------------------

     The Trust moderately increased its exposure to Canadian Government Securities during the annual period as Canadian economic growth appeared resilient during the first half of 2001. We believe that the Canadian economy will continue to parallel the U.S. economy as Canada sees decreased export growth and a slowdown in many industries that directly or indirectly depend on the U.S. The Bank of Canada continues to be primarily influenced by the policy of the Federal Reserve as it decreased discount rates by 300 basis points over the year to 3.0%. On the U.S. side, the Trust has continued to emphasize mortgage products, particularly interest-only securities (IOs), as they offer attractive yield spreads to other spread products.

     The Trust expects to offset approximately 70% of its current year's investment income with prior Canadian currency losses. While the Trust would be earning its dividend from ordinary income, the ability to offset such income with currency losses will result in the reclassification of approximately 70% of all ordinary income dividends as a return of capital which will not be subject to federal, state and local income tax. Shareholders will be required to reduce their original cost basis by the amount of return of capital distributions received for purposes of determining capital gain or loss on any future sale of shares. Final tax information will be sent to shareholders in January 2002.

     We will continue to manage the Trust to seek to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in The BlackRock North American Government Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions that were not addressed in this report.

Sincerely,



/s/ ROBERT S. KAPITO                     /s/ MICHAEL P. LUSTIG
--------------------                     ---------------------
Robert S. Kapito                         Michael P. Lustig
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                              BNA
--------------------------------------------------------------------------------
  Initial Offering Date:                                  December 20, 1991
--------------------------------------------------------------------------------
  Closing Stock Price as of 10/31/01:                          $10.41
--------------------------------------------------------------------------------
  Net Asset Value as of 10/31/01:                              $11.47
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 10/31/01 ($10.41)(1)        7.20%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share(2):                   $ 0.0625
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share(2):                $ 0.7500
--------------------------------------------------------------------------------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
(2)  Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                          LONG-TERM INVESTMENTS--128.7%
                          UNITED STATES SECURITIES--55.0%
                          MORTGAGE PASS-THROUGHS--11.2%
               $ 638      Federal Home Loan Mortgage Corp.,
                             6.50%, 2/01/28 - 11/01/28 ..........  $    658,090
                          Federal Housing Administration,
                             GMAC,
               1,781           Series 37, 7.43%, 10/01/22 .......     1,755,740
                 735           Series 44, 7.43%, 8/01/22 ........       724,624
               1,554           Series 59, 7.43%, 7/01/21 ........     1,550,418
                 686           Series 65, 7.43%, 12/01/21 .......       674,188
                             Merrill,
               2,174           Series 29, 7.43%, 6/01/22 ........     2,136,618
              20,129           Series 42, 7.43%, 9/01/22 ........    19,849,474
               2,096         Reilly, Series B-11,
                               7.40%, 4/01/21 ...................     2,060,615
               2,141         Westmore Project 8240,
                               7.25%, 4/01/21 ...................     2,111,405
                          Federal National Mortgage
                             Association,
               8,493@        5.50%, 12/01/13 - 2/01/14, 15 year .     8,641,192
               3,407@        7.00%, 2/01/24 - 1/01/29 ...........     3,558,480
                 796      Government National Mortgage
                             Association,
                             8.00%, 4/15/24 - 11/15/25 ..........       843,450
                                                                   ------------
                                                                     44,564,294
                                                                   ------------
                          AGENCY MULTIPLE CLASS MORTGAGE
                          PASS-THROUGHS--3.5%
                          Federal Home Loan Mortgage
                             Corp., Multiclass Mortgage
                             Participation Certificates,
               3,121         Series 1104, Class 1104-L,
                               6/15/21 ..........................     3,388,035
               2,000@        Series 1601, Class 1601-SE,
                               10/15/08 .........................     2,017,500
               4,122         Series 1649, Class 1649-S,
                               12/15/08 .........................     4,209,485
                          Federal National Mortgage
                             Association, REMIC
                             Pass-Through Certificates,
               1,742@        Trust 1989-90, Class 90-E,
                               12/25/19 .........................     1,899,565
                 424         Trust 1993-224, Class 224-SD,
                               11/25/23 .........................       423,494
                  18         Trust 1995-10, Class 10-Z,
                               3/25/24 ..........................        17,781
               2,100         Trust 1996-14, Class 14-M,
                               10/25/21 .........................     2,065,203
                                                                   ------------
                                                                     14,021,063
                                                                   ------------
                          NON-AGENCY MULTIPLE CLASS
                          MORTGAGE PASS-THROUGHS--0.2%
AAA              750      Summit Mortgage Trust,
                             Series 2000-1, Class B1,
                               12/28/12** .......................       759,022
                                                                   ------------
                           ADJUSTABLE RATE MORTGAGES--0.3%
                           Federal National Mortgage
                             Association, REMIC
                             Pass-Through Certificates,
                 954         Trust 1993-256, Class 256-F,
                               11/25/23 .........................       839,653
                 320         Trust 1994-75, Class 75-FB,
                               4/25/23 ..........................       319,326
                                                                   ------------
                                                                      1,158,979
                                                                   ------------
                          INVERSE FLOATING RATE
                          MORTGAGES--13.4%
AAA            1,696      Countrywide Funding Corp.,
                             Series 1993-10, Class 10-A8,
                               1/25/24 ..........................     1,731,244
                          Federal Home Loan Mortgage
                          Corp., Multiclass Mortgage
                          Participation Certificates,
                             3,500@ Series 1518, Class 1518-G,
                                5/15/23 .........................     3,031,875
                2,181@    Series 1526, Class 1526-SA,
                            6/15/23 .............................     1,747,109
                1,433     Series 1560, Class 1560-SL,
                            8/15/23 .............................     1,425,584
                1,053     Series 1570, Class 1570-SA,
                            8/15/23 .............................     1,053,266

                2,169     Series 1577, Class 1577-SC,
                            9/15/23 .............................     2,318,422
                  502     Series 1587, Class 1587-SE,
                            5/15/08 .............................       517,261
                  560@    Series 1590, Class 1590-OA,
                            10/15/23 ............................       569,210
                1,225     Series 1590, Class 1590-T,
                            10/15/23 ............................     1,330,357

                                See Notes to Financial Statements.

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                          INVERSE FLOATING RATE
                          MORTGAGES (CONT'D)
                          Federal Home Loan Mortgage
                             Corp., Multiclass Mortgage
                             Participation Certificates, (cont'd)
              $1,000@        Series 1611, Class 1611-JC,
                               8/15/23 ........................... $  1,002,500
               4,785         Series 1625, Class 1625-SC,
                               12/15/08 ..........................    4,818,037
               1,180@        Series 1666, Class 1666-S,
                               1/15/24 ...........................    1,141,973
               2,250         Series 1688, Class 1688-S,
                               12/15/13 ..........................    2,272,500
               3,092@        Series 1699, Class 1699-ST,
                               3/15/24 ...........................    2,447,191
                 157         Series 2063, Class 2063-SM,
                               5/15/27 ...........................      153,006
               1,980@        Series 2190, Class 2190-S,
                               10/15/14 ..........................    2,119,109
                          Federal National Mortgage
                          Association, REMIC
                          Pass-Through Certificates,
                 400@     Trust 1991-87, Class 87-S,
                            8/25/21 ..............................      565,988
                 289@     Trust 1991-145, Class 145-S,
                            10/25/06 .............................      357,286
               1,509      Trust 1993-97, Class 97-SB,
                            5/25/23 ..............................    1,225,712
                 809@     Trust 1993-113, Class 113-SB,
                            7/25/23 ..............................      836,874
               1,831      Trust 1993-147, Class 147-S,
                            8/25/23 ..............................    1,977,737
               3,563@     Trust 1993-167, Class 167-SL,
                            1/25/22 ..............................    3,615,937
               1,451      Trust 1993-170, Class 170-SC,
                            9/25/08 ..............................    1,490,943
               1,581@     Trust 1993-179, Class 179-SB,
                            10/25/23 .............................    1,699,871
               1,700@     Trust 1993-196, Class 196-SC,
                            10/25/08 .............................    1,843,259
               2,439@     Trust 1993-214, Class 214-S,
                            12/25/08 .............................    2,494,093
               1,808      Trust 1994-23, Class 23-PS,
                            4/25/23 ..............................    1,866,077
                 951      Trust 1999-1, Class 1-S,
                            7/25/23 ..............................      966,916
AAA            3,577      G.E. Capital Mortgage Services, Inc.,
                             Series 1994-16, Class 16-A13,
                               8/25/24 ...........................    3,461,306
               2,440@     Government National Mortgage
                             Association, REMIC
                             Pass-Through Certificates,
                             Trust 2000-10, Class 10-SB,
                               2/16/30 ...........................    2,549,498
Aaa              895      Prudential Home Mortgage
                             Securities Co., Mortgage
                             Pass-Through Certificates,
                             Series 1993-54, Class 54-A28,
                               1/25/24 ...........................      861,744
                                                                   ------------
                                                                     53,491,885
                                                                   ------------
                          INTEREST ONLY MORTGAGE-BACKED
                          SECURITIES--14.7%
                          BA Mortgage Securities Inc.,
                 625         Series 1997-1, Class 1-X,
                               7/25/26 ...........................       41,816
               1,395         Series 1998-1, Class 1-2X,
                               5/28/13 ...........................      200,346
              14,232      Bank of America Mortgage Securities,
                             Series 1999-1, Class 1-A7,
                               3/25/29 ...........................      887,273
                          Countrywide Home Loans, Inc.,
               8,247         Series 1997-8, Class 8-A5,
                               1/25/28 ...........................       16,751
             107,947         Series 1998-6, Class 6-X,
                               6/25/13 ...........................      843,332
               8,224       Credit Suisse First Boston
                             Mortgage  Corp.,
                             Series 1997-C1, Class C1-AX,
                               6/20/29** .........................      612,428
                          Federal Home Loan Mortgage
                             Corp., Multiclass Mortgage
                             Participation Certificates,
              28,004@        Series 203, Class 203-IO,
                               6/15/29 ...........................    4,502,566
               2,667         Series 1223, Class 1223-H,
                               3/15/22 ...........................      446,651
               1,862         Series 1254, Class 1254-Z,
                               4/15/22 ...........................      343,224
               3,558         Series 1353, Class 1353-S,
                               8/15/07 ...........................      218,919

              10,445         Series 1377, Class 1377-S,
                               9/15/07 ...........................      745,816
                  55         Series 1388, Class 1388-I,
                               6/15/07 ...........................      813,939
               1,309         Series 1397, Class 1397-IO,
                               10/15/22 ..........................      216,133
              10,886         Series 1644, Class 1644-DA,
                               12/15/23 ..........................      398,031
              34,378         Series 1671, Class 1671-JB,
                               1/15/24 ...........................    3,104,796
              18,272         Series 1809, Class 1809-SC,
                               12/15/23 ..........................    1,027,633
               4,755         Series 1831, Class 1831-PG,
                               3/15/11 ...........................      557,351
               4,053         Series 1900, Class 1900-SV,
                               8/15/08 ...........................      782,827

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                          INTEREST ONLY MORTGAGE-BACKED
                          SECURITIES (CONT'D)
                          Federal Home Loan Mortgage
                             Corp., Multiclass Mortgage
                             Participation Certificates, (cont'd)
             $ 7,000         Series 2002, Class 2002-HJ,
                               10/15/08 .........................  $    545,831
               2,660         Series 2039, Class 2039-PI,
                               2/15/12 ..........................       205,335
               3,103         Series 2044, Class 2044-PF,
                               6/15/20 ..........................       268,031
               2,049         Series 2066, Class 2066-PJ,
                               12/15/26 .........................       311,722
              18,558         Series 2078, Class 2078-SK,
                               7/15/23 ..........................       643,743
               6,482         Series 2080, Class 2080-PL,
                               1/15/27 ..........................     1,460,053
               4,576         Series 2103, Class 2103-PI,
                               5/15/12 ..........................       308,910
              10,173         Series 2130, Class 2130-SC,
                               3/15/29 ..........................     1,023,618
               2,269         Series 2136, Class 2136-GD,
                               3/15/29 ..........................       370,103
               1,068         Series 2137, Class 2137-CI,
                               10/15/26 .........................       147,509
               4,070         Series 2140, Class 2140-UK,
                               9/15/11 ..........................       356,092
               2,572         Series 2190, Class 2190-SC,
                               10/15/14 .........................       248,807
                          Federal National Mortgage
                             Association, REMIC
                             Pass-Through Certificates,
                  20         Trust G46, Class G46-H,
                               12/25/09 .........................       449,803
                 562@        Trust G1992-5, Class 5-H,
                               1/25/22 ..........................       125,417
              25,436@        Trust 299, Class 299-2,
                               5/01/28 ..........................     4,419,509
              22,730@        Trust 301, Class 301-2,
                               4/01/29 ..........................     3,489,403
              21,639@        Trust 302, Class 302-2,
                               6/01/29 ..........................     4,033,612
              24,153         Trust 1992-151, Class 151-S,
                               8/25/07 ..........................     2,173,737
               1,265         Trust 1993-46, Class 46-S,
                               5/25/22 ..........................        81,270
               5,153         Trust 1993-199, Class 199-SB,
                               10/25/23 .........................       473,840
                 737         Trust 1993-202, Class 202-QA,
                               6/25/19 ..........................        25,688
               6,397         Trust 1995-26, Class 26-SW,
                               2/25/24 ..........................       774,429
               4,308         Trust 1996-7, Class 7-PH,
                               4/25/11 ..........................       498,151
               9,737@        Trust 1997-16, Class 16-SM,
                               2/25/23 ..........................     1,144,125
               3,548         Trust 1997-50, Class 50-SI,
                               4/25/23 ..........................        82,056
              10,224         Trust 1997-65, Class 65-SG,
                               6/25/23 ..........................       830,185
              21,618         Trust 1997-68, Class 68-S,
                               10/18/27 .........................       787,014
               3,492         Trust 1998-25, Class 25-PG,
                               3/18/22 ..........................       205,022
               6,867         Trust 1998-46, Class 46-SG,
                               6/18/25 ..........................       360,499
               9,674         Trust 1999-12, Class 12-SJ,
                               12/25/23 .........................       284,185
                          G.E. Capital Mortgage Services, Inc.,
                 380@        Trust 1993-13, Class 13-A2,
                               10/25/08 .........................         1,425
              34,732         Trust 1999-11, Class 11-A5,
                               7/25/29 ..........................     2,225,025
                          GMAC Commercial Mortgage
                             Securities Inc., Mortgage
                             Certificates,
              16,618         Trust 1997-C1, Class C1-X,
                               7/15/29 ..........................     1,152,463
              18,440         Trust 1998-C2, Class C2-X,
                               5/15/35 ..........................       643,922
              21,550      Goldman Sachs Mortgage
                             Securities Corp., Mortgage
                             Participation Certificates,
                             Series 1998-5, Class 5-IO,
                               6/19/27** ........................       451,204
                          Government National Mortgage
                             Association, REMIC
                             Pass-Through Certificates,
               1,105         Trust 1995-3, Class 3-E,
                               6/16/25 ..........................       268,609
               2,100@        Trust 1998-14, Class 14-PK,
                               11/20/26 .........................       378,367

              26,011         Trust 1999-5, Class 5-S,
                               2/16/29 ..........................     1,300,526
              14,255         Trust 1999-8, Class 8-S,
                               3/16/29 ..........................       739,495
               5,077         Trust 2001-4, Class 4-PI,
                               4/20/28 ..........................       883,702
               8,533         Trust 2001-33, Class 33-PI,
                               4/20/31 ..........................     1,194,667
              14,339      Hanover Grantor Trust,
                             Series 1999-A, Class A1-IO,
                               8/28/27** ........................       376,401

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                  VALUE
(UNAUDITED)    (000)               DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                        INTEREST ONLY MORTGAGE-BACKED
                        SECURITIES (CONT'D)
                        Headlands Mortgage Securities Inc.,
             $13,277       Series 1997-1, Class X1,
                             3/25/27 ............................. $    124,472
              24,021       Series 1997-4, Class X,
                             11/25/27 ............................      375,328
              52,372    Merrill Lynch Mortgage Investors, Inc.,
                           Series 1997-C2, Class C2-IO,
                             12/10/29 ............................    3,086,258
               5,057    Morgan Stanley Capital 1 Inc.,
                           Trust 1997-HF1, Class HF1-X,
                             7/15/29** ...........................      300,224
              84,885    Norwest Asset Securities Corp.,
                           Series 1997-12, Class A11,
                             9/25/27 .............................       26,527
              48,764    Prudential Home Mortgage
                           Securities Co., Mortgage
                           Pass-Through Certificates,
                           Series 1994-5, Class A-9,
                             2/25/24 .............................       91,433
              69,150    Residential Accredit Loans Inc.,
                           Series 2000-QS9, Class HJ,
                             8/25/30 .............................       75,632
                        Residential Asset Securitization Trust,
              29,924            Series 1999-A3, Class X,
                             5/25/29 .............................      182,350
              35,883    Series 2000-A5, Class A2,
                             9/25/30 .............................    1,766,140
                 820    Residential Funding Mortgage
                           Securities I Inc.,
                           Series 1998-S30, Class A7,
                             12/25/28 ............................      213,661
              50,409    Salomon Brothers Mortgage
                           Securities VII Inc., Mortgage
                           Pass-Through Certificates,
                           Series 2000-1, Class IO,
                             3/25/22 .............................      378,069
              53,140    Vendee Mortgage Trust,
                           Series 1997-1, Class IO,
                              2/15/27 ............................      398,551
                                                                   ------------
                                                                     58,521,982
                                                                   ------------
                        PRINCIPAL ONLY MORTGAGE-BACKED
                        SECURITIES--8.0%
                        Federal Home Loan Mortgage
                           Corp., Multiclass Mortgage
                           Participation Certificates,
                 603      Series G-50, Class G50-AM,
                            4/25/24 ..............................      599,091
               8,912@     Series 1570, Class 1570-C,
                            8/15/23 ..............................    8,469,353
               5,748      Series 1686, Class 1686-B,
                            2/15/24 ..............................    4,742,349
                 862      Series 1691, Class 1691-G,
                            3/15/24 ..............................      853,553
               1,016      Series 1739, Class 1739-B,
                            2/15/24 ..............................      924,725
                 269      Series 1857, Class 1857-PB,
                            12/15/08 .............................      256,570
               6,297      Series 2009, Class 2009-HJ,
                            10/15/22 .............................    5,566,892
                 627      Series 2073, Class 2073-PO,
                            7/15/28 ..............................      645,235
               4,000@     Series 2082, Class 2082-PN,
                            1/15/24 ..............................    3,350,000
                 383      Series 2087, Class 2087-PO,
                           9/15/25 ...............................     274,956
                          Federal National Mortgage
                             Association, REMIC
                             Pass-Through Certificates,
                 580         Trust 279, Class 279-1,
                               7/01/26 ...........................      532,223
                 862         Trust 1996-38, Class 38-E,
                               8/25/23 ...........................      837,595
               3,301         Trust 1998-26, Class 26-L,
                               3/25/23 ...........................    2,726,848
                 481         Trust 1998-48, Class 48-P,
                               8/18/28 ...........................      315,720
AAA            6,055      Fund America Investors Corp.,
                             Series 1993-C, Class B,
                               4/29/30 ...........................    1,192,314
                 410      Government National Mortgage
                             Association, REMIC
                             Pass-Through Certificates,
                             Trust 1999-40, Class 40-N,
                               6/20/27 ...........................      360,996
                                                                   ------------
                                                                     31,648,420
                                                                   ------------

                          U.S. GOVERNMENT AND
                           AGENCY SECURITIES--3.7%
               9,063      Overseas Private Investment Corp.,
                             5.46%-7.35%, 5/29/12 ................    9,886,525
               2,847      Small Business Administration,
                             Series 1996-20K,
                               6.95%, 11/01/16 ...................    3,038,854
               1,750@     United States Treasury Notes,
                             4.625%, 5/15/06 .....................    1,830,395
                                                                   ------------
                                                                     14,755,774
                                                                   ------------
                          Total United States Securities
                            (cost $211,813,687) ..................  218,921,419
                                                                   ------------

                      See Notes to Financial Statements.
                                       9

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                          CANADIAN SECURITIES--73.7%
                          CANADIAN CORPORATE BONDS--18.0%
A           C$14,000      407 International Inc.,
                             6.47%, 7/27/29** ...................  $  8,626,922
A+             3,500      Bell Canada,.
                             11.45%, 4 /15/10 ...................     2,979,676
Baa3           3,000      Calpine Cana.da Energy Finance ULC,
                             8.75%, 10 /15/07 ...................     1,919,391
AA-            4,500      Canadian Imp.erial Bank of Commerce,
                             8.50%, 2/ 05/07 ....................     2,876,818
Aa3           10,000      Canadian Imp.erial Bank, Toronto,
                             8.15%, 4/ 25/11 ....................     7,235,757
                          European Inv.estment Bank,
AAA           22,800         8.50%, 8/ 30/05 ....................    16,603,926
AAA            6,500         9.125%, 9./20/04 ...................     4,704,313
A2             6,000      General Moto.rs Acceptance Corp.,
                             6.40%, 9/ 05/03 ....................     3,905,218
A2             5,000      Greater Toro.nto Airport Authority,
                             6.45%, 12 /03/27 ...................     2,996,282
AA-            5,000      Hydro One In.c.,
                              7.15%, 6/03/10 ....................     3,490,043
AA+            8,500      Kingdom of Sweden,
                             7.00%, 12/01/08 ....................     6,038,600
BB            10,500      Lindsey Morden Group Inc.,
                             7.00%, 6/16/08** ...................     4,698,135
                          Ontario School Board Financing Corp.,
AA-            3,335         6.25%, 10/19/16 ....................     2,169,557
AA-            5,100         6.30%, 9/22/10 .....................     3,397,986
                                                                   ------------
                                                                     71,642,624
                                                                   ------------
                          CANADIAN GOVERNMENT
                          SECURITIES--32.7%
              10,895      Canada Housing Trust I,
                             4.75%, 3/15/07** ...................     6,971,756
                          Canadian Government Bonds,
              18,205         4.00%, 12/01/31, RRB ...............    12,309,065
              25,000@        5.00%, 9/01/04 .....................    16,438,429
              15,000         5.50%, 6/01/10 .....................     9,876,481
              11,920         5.75%, 6/01/29 .....................     7,930,766
               5,715@        6.00%, 9/01/05 .....................     3,878,298
                 250         7.25%, 6/01/07 .....................       179,971
              23,940@        8.00%, 6/01/23 - 6/01/27 ...........    20,231,072
              15,100@        9.00%, 12/01/04 ....................    11,026,483
              44,500@        10.25%, 3/15/14 ....................    41,246,631
                                                                   ------------
                                                                    130,088,952
                                                                   ------------
                           CANADIAN PROVINCIAL SECURITIES--23.0%
                              NEW BRUNSWICK--3.8%
                          New Brunswick Province,
AA-            4,000         5.80%, 7/12/11 .....................     2,594,908
A1            14,600         10.125%, 10/31/11 ..................    12,458,673
                                                                   ------------
                                                                     15,053,581
                                                                   ------------
                          NEWFOUNDLAND--2.0%
Baa1          10,000      Newfoundland Province,
                             8.45%, 2/05/26 .....................     8,036,047
                                                                   ------------
                          NOVA SCOTIA--8.4%
                          Nova Scotia Province,
A-            10,000         5.50%, 3/15/06 .....................     6,614,570
A-            20,000         6.40%, 9/01/10 .....................    13,416,940
A-            15,000         9.60%, 1/30/22 .....................    13,116,398
                                                                   ------------
                                                                     33,147,908
                                                                   ------------
                          ONTARIO--1.9%
AA             6,025      Ontario Province,
                             6.15%, 4/01/09 .....................     4,048,687
AA             5,000      Toronto Metropolitan Municipality,
                             7.75%, 12/01/05 ....................     3,565,320
                                                                   ------------
                                                                      7,614,007
                                                                   ------------
                          PRINCE EDWARD ISLAND--2.6%
A3            13,000      Prince Edward Island Province,
                             8.50%, 10/27/15 ....................    10,281,863
                                                                   ------------
                          QUEBEC--1.6%
A+             7,500      Financement Quebec,
                             6.30%, 6/01/06 .....................     5,118,792
A+             2,000      Quebec Province,
                             7.50%, 12/01/03 ....................     1,370,733
                                                                   ------------
                                                                      6,489,525
                                                                   ------------

                        SASKATCHEWAN--2.7%
                         Saskatchewan Province,
A+             4,000        6.00%,  6/01/06 .....................     2,704,058
A+            11,985        6.40%,  9/05/31 .....................     7,960,040
                                                                   ------------
                                                                     10,664,098
                                                                   ------------
                         Total Canadian Provincial
                            Securities ..........................    91,287,029
                                                                   ------------
                         Total Canadian Securities
                            (cost $299,049,210) .................   293,018,605
                                                                   ------------
                         Total Long-Term Investments
                            (cost $510,862,897) .................   511,940,024
                                                                   ------------
                      See Notes to Financial Statements.
                                       10

--------------------------------------------------------------------------------
             PRINCIPAL
  RATING*      AMOUNT                                                   VALUE
(UNAUDITED)    (000)               DESCRIPTION                         (NOTE 1)
--------------------------------------------------------------------------------
                             SHORT-TERM INVESTMENTS--1.2%
                             REPURCHASE AGREEMENT--0.2%
             C$1,300         Royal Bank of Canada, 2.15%
                               dated 10/31/01, due 11/01/01
                               in the amount of $819,307
                               (cost $819,259; collateralized
                               by C$965,000 Canadian
                               Government Bond, 10.00%,
                               6/01/08; value including
                               accrued interest $844,515) ......  $    819,259
                                                                  ------------
                             DISCOUNT NOTE--1.0%
              $4,000         Federal Home Loan Bank,
                                2.46%, 11/01/01 ................     4,000,000
                                                                  ------------
                             Total Short-Term Investments
                                (cost $4,819,259) ..............     4,819,259
                                                                  ------------
                             Total investments before
                                investment sold short--129.9%
                                (cost $515,682,156) ............   516,759,283
                                                                  ------------
                             INVESTMENT SOLD SHORT--(2.0%)
              (7,500)        United States Treasury Notes,
                                5.00%, 2/15/11
                                (proceeds $7,266,797) ..........    (7,913,700)
                                                                  ------------
                             Total Investments, net of
                                investment sold short--127.9% ..   508,845,583
                                                                  ------------
                             Other liabilities in excess of other
                                assets--(27.9)% ................  (111,089,623)
                                                                  ------------
                             NET ASSETS--100% ..................  $397,755,960
                                                                  ============

 * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

--------------------------------------------------------------------------------
                             KEY TO ABBREVIATIONS:

         REMIC   -- Real Estate Mortgage Investment Conduit.
         RRB     -- Real Return Bond.
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------
ASSETS
Investments, at value
  (cost $515,682,156) (Note 1) ...................   $516,759,283
Canadian dollars, at value (cost $769,117) .......        767,536
Cash .............................................         31,386
Deposits with brokers as collateral for securities
  borrowed (Note 1) ..............................     17,543,258
Interest receivable ..............................      8,115,588
Interest rate swaps, at value (Notes 1 & 3) ......      1,033,792
Receivable for investments sold ..................          6,776
Interest rate cap, at value
  (amortized cost $48,554) (Notes 1 & 3)  ........              2
Other assets .....................................         83,210
                                                     ------------
                                                      544,340,831
                                                     ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ...........    136,385,087
Investments sold short, at value
  (proceeds received $7,266,797) (Note 1) ........      7,913,700
Forward currency contracts-amount payable
  to counterparties ..............................      1,096,137
Interest payable .................................        493,340
Investment advisory fee payable (Note 2) .........        200,335
Due to broker-variation margin (Notes 1 & 3) .....         91,992
Deferred directors fees (Note 1) .................         40,685
Administration fee payable (Note 2) ..............         33,389
Other accrued expenses and liabilities ...........        330,206
                                                     ------------
                                                      146,584,871
                                                     ------------
NET ASSETS .......................................   $397,755,960
                                                     ============
Net assets were comprised of:
  Common stock, at par (Note 5) ..................   $    346,878
  Paid-in capital in excess of par ...............    409,691,935
  Cost of 1,519,300 shares held in treasury ......    (14,996,054)
                                                     ------------
                                                      395,042,759
  Accumulated net realized loss ..................     (3,604,230)
  Net unrealized appreciation ....................     25,001,540
  Accumulated net realized and unrealized
    foreign currency loss ........................    (18,684,109)
                                                     ------------
Net assets, October 31, 2001 .....................   $397,755,960
                                                     ============
Net asset value per share:
  ($397,755,960 / 34,687,793 shares of
  common stock issued and outstanding) ...........         $11.47
                                                           ======

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest earned (net of discount/premium
  accretion/amortization of $17,692,891
  and interest expense of $10,145,385) .................   $34,062,407
                                                           -----------
Operating expenses
  Investment advisory ..................................     2,337,271
  Administration .......................................       389,545
  Legal ................................................       322,000
  Reports to shareholders ..............................       255,000
  Custodian ............................................       250,000
  Independent accountants ..............................       100,000
  Directors ............................................        72,000
  Transfer agent .......................................        40,000
  Registration .........................................        33,000
  Miscellaneous ........................................       128,055
                                                           -----------
  Total operating expenses .............................     3,926,871
                                                           -----------
Net investment income ..................................    30,135,536
                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on:
  Investments ..........................................     3,205,359
  Interest rate swaps ..................................       185,333
  Short sales ..........................................    (1,218,660)
  Futures ..............................................    (3,827,402)
  Foreign currency .....................................    (8,385,409)
                                                           -----------
                                                           (10,040,779)
                                                           -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ..........................................    26,569,004
  Interest rate swaps ..................................     1,033,792
  Futures ..............................................       950,324
  Short sales ..........................................        28,692
  Interest rate caps ...................................       (60,881)
  Foreign currency .....................................    (7,032,282)
                                                           -----------
                                                            21,488,649
                                                           -----------
Net gain on investments and foreign currency
  transactions .........................................    11,447,870
                                                           -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ............................   $41,583,406
                                                           ===========

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH FLOWS PROVIDED BY
  OPERATING ACTIVITIES

Net increase in net assets resulting from
  operations ......................................  $41,583,406
                                                     -----------
Decrease in investments ...........................   64,062,289
Net realized loss .................................   10,040,779
Increase in unrealized appreciation ...............  (21,488,649)
Increase in interest rate swaps ...................   (1,033,792)
Decrease in interest rate cap .....................      221,994
Increase in receivable for investments sold .......       (6,776)
Decrease in deposits with brokers .................    6,882,317
Increase in interest receivable ...................     (485,124)
Increase in other assets ..........................      (60,803)
Decrease in payable for investments  purchased ....  (13,327,572)
Decrease in payable for forward currency contracts      (954,706)
Decrease in interest payable ......................     (230,637)
Increase in due to  broker-variation  margin ......      573,242
Increase in other accrued expenses and liabilities       200,984
Decrease in payable for investments sold short ....  (15,914,345)
                                                     -----------
  Total adjustments ...............................   28,479,201
                                                     -----------
Net cash flows provided by operating activities ...  $70,062,607
                                                     ===========
INCREASE (DECREASE) IN CASH
  AND FOREIGN CURRENCY
Net cash flows provided by operating activities ...  $70,062,607
                                                     -----------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements .......  (41,648,114)
  Cash dividends and distributions paid ...........  (26,592,015)
  Cost of Trust shares reacquired .................     (886,314)
                                                     -----------
Net cash flows used for financing activities ......  (69,126,443)
                                                     -----------
Effect of changes in exchange rate ................   (1,043,778)
                                                     -----------
  Net decrease in cash and foreign currency .......     (107,614)
  Cash and foreign currency at beginning of year ..      906,536
                                                     -----------
  Cash and foreign currency at end of year ........  $   798,922
                                                     ===========

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                       YEAR ENDED OCTOBER 31,
                                        2001            2000
                                    ------------    ------------

INCREASE (DECREASE) IN
  NET ASSETS
Operations:
  Net investment income .........   $ 30,135,536    $ 24,314,008
  Net realized loss .............    (10,040,779)     (1,417,887)
  Net change in unrealized
    appreciation (depreciation)..     21,488,649      (9,165,194)
                                    ------------    ------------
  Net increase in net
    assets resulting from
    operations ..................     41,583,406      13,730,927
                                    ------------    ------------
Dividends and distributions:
  Dividends from net investment
    income ......................     (7,856,896)    (13,564,893)
  Distributions from net realized
    gains .......................             --      (1,511,083)
  Tax return of capital
    distributions ...............    (18,735,119)    (14,288,854)
                                    ------------    ------------
  Total dividends and
    distributions ...............    (26,592,015)    (29,364,830)
                                    ------------    ------------
Cost of Trust shares reacquired .       (886,314)     (6,893,440)
                                    ------------    ------------
Total increase (decrease) .......     14,105,077     (22,527,343)

NET ASSETS
Beginning of year ...............    383,650,883     406,178,226
                                    ------------    ------------
End of year .....................   $397,755,960    $383,650,883
                                    ============    ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED OCTOBER 31,
                                                                    ---------------------------------------------------
                                                                      2001       2000      1999      1998       1997
                                                                      -----      -----     -----     -----      -----
NPER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ...............................  $  11.03   $  11.45  $  11.88  $  12.47   $  12.33
                                                                    --------   --------  --------  --------   --------
Net investment income (net of interest expense of $0.29,
  $0.32, $0.28, $0.26, and $0.22, respectively) ..................       .87        .70       .84       .78        .89
Net realized and unrealized gain (loss) ..........................       .34       (.31)     (.46)     (.53)       .09
                                                                    --------   --------  --------  --------   --------
Net increase from investment operations ..........................      1.21        .39       .38       .25       .98
                                                                    --------   --------  --------  --------   --------
Dividends and distributions:
  Dividends from net investment income ...........................      (.23)      (.39)     (.84)     (.81)      (.84)
  Distributions in excess of net investment income ...............        --         --        --      (.03)        --
  Distributions from net realized gains ..........................        --       (.04)       --        --         --
  Tax return of capital distributions ............................      (.54)      (.41)       --        --         --
                                                                    --------   --------  --------  --------   --------
Total dividends and distributions ................................      (.77)      (.84)     (.84)     (.84)      (.84)
                                                                    --------   --------  --------  --------   --------
Increase resulting from Trust shares repurchased .................        **        .03       .03        --         --
                                                                    --------   --------  --------  --------   --------
Net asset value, end of year* ....................................  $  11.47    $ 11.03   $ 11.45   $ 11.88   $  12.47
                                                                    ========   ========  ========  ========   ========
Per share market value, end of year* .............................  $  10.41    $  9.75   $  9.69   $  9.88   $  10.56
                                                                    ========   ========  ========  ========   ========
TOTAL INVESTMENT RETURN+ .........................................     15.09%      9.82%     6.70%     1.34%     13.23%
                                                                    ========   ========  ========  ========   ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ...............................................      1.01%      0.88%     0.85%     0.88%      0.93%
Operating expenses and interest expense ..........................      3.62%      3.76%     3.18%     3.01%      2.74%
Net investment income ............................................      7.76%      6.14%     7.14%     6.39%      7.30%
SUPPLEMENTAL DATA:
Average net assets (000) .........................................  $388,478   $396,157  $426,283  $444,051   $440,465
Portfolio turnover ...............................................        83%        82%      186%      153%       146%
et assets, end of year (000) .....................................  $397,756   $383,651  $406,178  $430,107   $451,419
Reverse repurchase agreements outstanding,
  end of year (000) ..............................................  $136,385   $178,033  $149,346  $173,520   $206,126
Asset coverage++ .................................................   $ 3,916    $ 3,155   $ 3,720   $ 3,479    $ 3,190

-------------
 * Net asset value and market value published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

** Less than $.005 per share.

 + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results.

++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
 THE BLACKROCK NORTH AMERICAN
GOVERNMENT INCOME TRUST INC.
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLIVCIES

The BlackRock North American Government & Income Trust Inc., (the "Trust"), a Maryland corporation, is a non-diversified, closed-end management investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

BASIS OF PRESENTATION: The financial statements of the Trust are prepared in accordance with accounting principles generally accepted in the United States of America using the United States dollar as both the functional and reporting currency.

SECURITIES VALUATION: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors, and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes pos session of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

FORWARD CURRENCY CONTRACTS: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

   Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (the Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Trust.

FOREIGN CURRENCY TRANSLATION: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the New York City noon rates of exchange.

   (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

   The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

   Net realized and unrealized foreign exchange losses of $15,417,691 include realized foreign exchange gains and losses from sales and maturities of foreign portfolio securities, maturities of foreign reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

   The exchange rate for the Canadian dollar at October 31, 2001 was US$0.6296 to C$1.00.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITY LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

   No provision has been made for U.S. income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended October 31, 2001 the Trust decreased undistributed net investment income by $22,278,640, increased accumulated net realized losses on investments by $41,587, and decreased accumulated net realized and unrealized foreign currency loss by $22,320,227 for realized foreign currency losses incurred. Net investment income, net realized gains and net assets were not affected by this change.

NOTE 2 AGREEMENTS
The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc. which in turn is an indirect, majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America. Effective November 1, 2001, PIFM changed its name to Prudential Investments LLC.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES AND OTHER INVESTMENTS

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended October 31, 2001 aggregated $454,745,652 and $451,691,982, respectively.

   The Trust may invest in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At October 31, 2001, the Trust held 5.73% of its net assets in securities restricted as to sale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at October 31, 2001 was $491,996,452, and accordingly, net unrealized appreciation for federal income tax purposes was $24,762,831 (gross unrealized appreciation $50,587,708; gross unrealized depreciation $25,824,877).

   For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2001 of approximately $3,704,000 of which approximately $3,085,000 will expire in 2008 and approximately $619,000 will expire in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

   Details of open financial futures contracts at October 31, 2001 are as follows:

                                             VALUE AT       VALUE AT      UNREALIZED
NUMBER OF                     EXPIRATION      TRADE       OCTOBER 31,    APPRECIATION
CONTRACTS           TYPE         DATE         DATE           2001       (DEPRECIATION)
--------            ----        -----        -------       -------      --------------
Long positions:
   451          30 Yr.U.S.
                    T-Bond     Dec. 2001   $47,452,305    $49,807,313     $ 2,355,008
   200          10 Yr.Canadian
                    T-Bond     Dec. 2001    13,384,338     13,849,929         465,591
   195               Bank
                  Acceptance   Sep. 2002    29,794,562     30,655,890         861,328
Short positions:
     (180)        Eurodollar   Dec. 200    142,149,905     44,061,750      (1,911,845)
     (180)        Eurodollar   Mar. 2002    42,142,655     44,048,250      (1,905,595)
     (10)         Eurodollar   June. 2002    2,334,335      2,441,750        (107,415)
     (10)         Eurodollar   Sep. 2002     2,333,710      2,433,375         (99,665)
                                                                          -----------
                                                                          $  (342,593)
                                                                          ===========

   Details of open purchased forward currency contracts at October 31, 2001 are as follows:

                               VALUE AT      VALUE AT
SETTLEMENT    CONTRACT        SETTLEMENT    OCTOBER 31,    UNREALIZED
   DATE      TO RECEIVE          DATE          2001       DEPRECIATION
----------   ----------       ---------      --------     ------------
11/19/01   C$197,000,000   $ 124,850,671   $124,116,784    $  (733,887)
11/30/01      69,890,000      44,388,695     44,026,445       (362,250)
                                                           -----------
                                                           $(1,096,137)
                                                           ===========

   The Trust holds one interest rate cap. Under the agreement, the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for the cap. The transaction fee is amortized through the termination of the agreement. Details of the cap at October 31, 2001 are as follows:

NOTIONAL                                                       VALUE AT
 AMOUNT    FIXED                     TERMINATION  AMORTIZED   OCTOBER 31,  UNREALIZED
 (000)     RATE     FLOATING RATE       DATE        COST         2001      DEPRECIATION
 ------    -----    -------------     -------     ---------   -----------  ------------
$25,000    6.00%    3 mth. LIBOR      2/19/02      $48,554     $       2    $  (48,552)
                                                                            ==========

  Details of open interest rate swaps at October 31, 2001 are as follows:

NOTIONAL                                           UNREALIZED
AMOUNT       FIXED      FLOATING   TERMINATION    APPRECIATION
(000)        RATE         RATE        DATE       (DEPRECIATION)
------     ---------    --------     -------      -------------
$11,000     4.88%(a)  3 mth. LIBOR   05/22/03      $ (374,089)
 20,000     5.54%(b)  3 mth. LIBOR   05/01/04         800,000
  9,000     5.71%(b)  3 mth. LIBOR   05/22/06         607,881
                                                   ----------
                                                   $1,033,792
                                                   ==========

--------------
(a) Trust pays fixed interest rate and receives floating rate.
(b) Trust pays floating interest rate and receives fixed rate.


NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

    The average daily balance of United States reverse repurchase agreements outstanding during the year ended October 31, 2001 was approximately $80,462,000 at a weighted average interest rate of approximately 5.02%. The average daily balance of Canadian reverse repurchase agreements outstanding during the year ended October 31, 2001 was approximately C$151,804,000 at a weighted average interest rate of 4.92%. The maximum amount of total reverse repurchase agreements outstanding at any month-end during the year was $233,661,132 as of December 31, 2000, which was 36% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not enter into any dollar roll transactions during the year ended October 31, 2001.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 34,687,793 shares outstanding at October 31, 2001, the Advisor owned 7,093 shares.

   During the year ended October 31, 2001, the Trust repurchased a total of 86,200 shares of its outstanding common stock at a cost of $886,314, at an average discount of approximately 9.0% from its net asset value. These shares are being held in treasury.

NOTE 6. DIVIDENDS

Subsequent to October 31, 2001, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.0625 per share payable November 30, 2001 to shareholders of record on November 15, 2001.

NOTE 7. COMMITMENT

On October 9, 1997, the Trust entered into a commitment to purchase an aggregate of up to $22,000,000 of Overseas Private Investment Corp. securities prior to the commitment expiration on September 30, 2003. To date, the Trust has purchased such securities with a market value of $9,886,525 at October 31, 2001.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.:

      We have audited the accompanying statement of assets and liabilities of The BlackRock North American Government Income Trust Inc. (the "Trust"), including the portfolio of investments, as of October 31, 2001, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BlackRock North American Government Income Trust Inc. as of October 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ DELOITTE & TOUCHE LLP
-------------------------
Boston, Massachusetts
December 7, 2001

--------------------------------------------------------------------------------
               THE BLACKROCK NORTH AMERICAN GOVERNMENT TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 2001. During the fiscal year ended October 31, 2001, the Trust paid dividends and distributions of $0.7651 per share of which $0.2261 per share represents ordinary income and $0.5390 per share is a non-taxable return of capital. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 2000 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

For the purpose of preparing your 2001 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2002.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at
(800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Quarterly  performance and other information regarding the Trust may be found on
BlackRock's       website,       which       can      be       accessed       at
http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock North American Government Income Trust's investment objective is to manage a portfolio of investment grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $226 billion of assets under management as of September 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Edinburgh, Scotland, Tokyo, Japan and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "BBB" or higher at the time of investment by Standard & Poor's or "Baa" by Moody's, or securities which BlackRock deems of comparable quality. Examples of types of securities in which the Trust may invest include Canadian and U.S. Government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, Canadian corporate bonds, U.S. Government securities, securities backed by U.S. Government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Advisor has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Advisor will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows.

Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, EquiServe Trust Company, N.A.. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interest of shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

CURRENCY EXCHANGE RATE CONSIDERATIONS. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
           THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):          Mortgage instruments with interest rates that
                                   adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:           Securities   backed  by   various   types  of
                                   receivables such as automobile and credit card receivables.

CANADIAN MORTGAGE SECURITIES:      Canadian   mortgage   instruments   that  are
                                   guaranteed by the Canadian  Mortgage  Housing
                                   Corporation (CMHC), a federal agency backed by the full faith and credit of the Canadian
                                   Government.

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOS):                Mortgage-backed   securities  which  separate
                                   mortgage  pools  into  short-,  medium-,  and
                                   long-term     securities    with    different
                                   priorities   for  receipt  of  principal  and
                                   interest.  Each  class  is  paid a  fixed  or
                                   floating   rate  of   interest   at   regular
                                   intervals.   Also  known  as   multiple-class
                                   mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):          Mortgage-backed  securities secured or backed
                                   by mortgage loans on commercial properties.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and  distributed  to  shareholders  after the
                                   deduction  of expenses.  This Trust  declares
                                   and  pays   dividends  on  a  monthly  basis.


DIVIDEND REINVESTMENT:             Shareholders  may elect to have all dividends
                                   and    distributions    of   capital    gains
                                   automatically   reinvested   into  additional
                                   shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:             Securities  issued or  guaranteed by the U.S.
                                   Government,   or  one  of  its   agencies  or
                                   instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:          Mortgage   securities   including  CMBS  that
                                   receive only the interest  cash flows from an
                                   underlying   pool  of   mortgage   loans   or
                                   underlying  pass-through   securities.   Also
                                   known as a strip.

INVERSE-FLOATING RATE MORTGAGE:    Mortgage instruments with coupons that adjust
                                   at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:             A mortgage  dollar roll is a  transaction  in
                                   which   the   Trust   sells   mortgage-backed
                                   securities  for delivery in the current month
                                   and  simultaneously  contracts to  repurchase
                                   substantially similar (although not the same)
                                   securities on a specified future date. During
                                   the "roll" period, the Trust does not receive
                                   principal   and  interest   payments  on  the
                                   securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:            Mortgage-backed  securities  issued by Fannie
                                   Mae, Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:         Mortgage  securities  that  receive  only the
                                   principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:                     Mortgages   for    multi-family,    low-   to
                                   middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                         Securities    issued   in   connection   with
                                   collateralized   mortgage   obligations  that
                                   generally represent the excess cash flow from
                                   the mortgage assets  underlying the CMO after
                                   payment  of  principal  and  interest  on the
                                   other    CMO     securities    and    related
                                   administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                        In a reverse repurchase agreement,  the Trust
                                   sells securities and agrees to repurchase them at a mutually agreed date and price.
                                   During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                        Arrangements  in  which a pool of  assets  is
                                   separated   into  two  classes  that  receive
                                   different  proportions  of the  interest  and
                                   principal   distributions   from   underlying
                                   mortgage-backed securities. IO's and PO's are examples of strips.

----------                            -----------------------------------------
BLACKROCK
----------                            -----------------------------------------








DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS                                      THE  BLACKROCK
Ralph L. Schlosstein, PRESIDENT               NORTH AMERICAN
Robert S. Kapito, VICE PRESIDENT              GOVERNMENT
Richard M. Shea, VICE PRESIDENT/TAX           INCOME TRUST INC.
Henry Gabbay, TREASURER                       ==================================
James Kong, ASSISTANT TREASURER               ANNUAL REPORT
Anne Ackerley, SECRETARY                      OCTOBER 31, 2001

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte &Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

     This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

     Statements and other information contained in this report are as dated and are subject to change.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock at market prices.

                          THE BLACKROCK NORTH AMERICAN
                          GOVERNMENT INCOME TRUST INC.
                         c/o Prudential Investments LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM                 [Logo] BLACKROCK

[Logo] Printed on recycled paper                                     092475-10-2